SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 29, 2003
                                                  ----------------------


                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


                Connecticut                             06-1514263
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)        (IRS  Employer
                                                     Identification No.)


 5 Bissell Street, Lakeville, Connecticut                 06039-1868
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (zip code)


Registrants telephone number, including area code:   (860) 435-9801
                                                     --------------

                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5. Other Matters.
        --------------

        The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $.23 per share quarterly cash dividend for the third quarter of 2003.

        The quarterly cash dividend will be paid on October 24, 2003 to shareholders of record as of September 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

        c. Exhibits.

        99. Press release dated September 3, 2003

        Exhibit Index                                              Page
        -------------                                              ----

        99. Press release dated September 3, 2003                   3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: September 4, 2003                        SALISBURY BANCORP, INC.


                                                By:
                                                   -----------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer

Wednesday, September 3, 2003

Company Press Release


Source: Salisbury Bancorp, Inc.

Salisbury Contact: John F. Perotti, President & CEO
860-435-9801 or jp@salisburybank.com
                --------------------

FOR IMMEDIATE RELEASE
September 3, 2003


SALISBURY BANCORP, INC. ANNOUNCES THIRD QUARTER DIVIDEND

Lakeville, Connecticut, September 3, 2003/PRNewswire... The Board of Directors of Salisbury Bancorp, Inc. (AMEX:SAL), the holding company for Salisbury Bank and Trust Company declared a $.23 per common share quarterly cash dividend at their August 29, 2003 meeting. Dividends year to date for 2003 total $.69 per common share. This represents an increase of $.03 or 4.6% over the $.66 per share cash dividends paid during the same period in 2002. The quarterly cash dividend will be paid on October 24, 2003 to shareholders of record as of September 30, 2003.

Salisbury Bancorp's sole subsidiary, Salisbury Bank and Trust Company, is an independent community bank with assets in excess of $300 million and capital in excess of $27 million, which has served the communities of northwestern
Connecticut and proximate communities in New York and Massachusetts for approximately 150 years. Salisbury Bank and Trust Company is headquartered in Lakeville, Connecticut and operates full service branches in Canaan, Salisbury and Sharon, Connecticut. The Bank offers a full compliment of consumer and business banking products and services as well as trust services.